UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 29, 2026
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THE CANNABIST COMPANY HOLDINGS INC.
(Exact Name of Registrant as specified in its charter)
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British Columbia	000-56294	98-1488978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 Billerica Road Chelmsford, Massachusetts	01824
(Address of principal executive offices)	(Zip Code)
(978) 910-1486
(Registrant’s telephone number, including area code)
Not Applicable
(Registrant’s name or former address, if change since last report)
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On January 29, 2026, The Cannabist Company Holdings Inc. (the "Company") issued a qualified partial redemption notice to the holders of its 9.25% Senior Secured Notes due 2028 and its 9.00% Senior Secured Convertible Notes due 2028 (together, the "Notes"), to redeem the Notes in part, at a redemption price of 100% of the principal amount of Notes being redeemed, plus accrued but unpaid interest to, but excluding the redemption date (the “Redemptions”). The Notes were issued pursuant to an Amended and Restated Trust Indenture dated May 29, 2025 (the “Indenture”) between the Corporation and Odyssey Trust Company, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture dated May 29, 2025 (the “First Supplemental Indenture”).

The partial redemption of the Notes is conditioned (the “Condition”) upon the completion of the transactions contemplated by the previously announced equity purchase agreement, dated December 18, 2025, between the Corporation, Green Leaf Medical of Virginia, LLC, Green Leaf Medical, LLC, Parma Holdco LLC, and Millstreet Credit Fund LP.

If the Condition is satisfied on or before February 13, 2026, the Company will redeem on such date (i) $84,488,000 aggregate principal amount of the 9.25% Senior Secured Notes and (ii) $6,469,000 aggregate principal amount of the 9.00% Senior Secured Convertible Notes, in each case plus accrued and unpaid interest.

If the Condition is satisfied after February 13, 2026, the aggregate principal amounts of Notes to be redeemed and the accrued and unpaid interest thereon will be determined by the Trustee in a manner the Trustee deems fair and appropriate such that the total redemption payment is less than or equal to $97,000,000.

In the event the Condition is not fulfilled on or before the date that is 60 days following January 29, 2026, the redemption notice shall be null and void.

This Current Report on Form 8-K does not constitute a notice of redemption of the Notes. Information concerning the terms and conditions of the Redemptions is described in the Notices distributed to holders of the Notes by the respective trustees under the indentures governing the Notes.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CANNABIST COMPANY HOLDINGS INC.

By:	/s/ David Sirolly
Name:	David Sirolly
Title:	Chief Legal Officer & General Counsel
Date: January 30, 2026